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                                                                    Exhibit 10.2

                       FOURTH AMENDMENT TO LOAN AGREEMENT

      THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is executed on March 25, 2004, to be effective as of March 31, 2004, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), in its individual capacity as a Lender and as Agent for the Lenders hereinafter named (the "AGENT"), WELLS FARGO FOOTHILL, INC.,, a California corporation formerly known as Foothill Capital Corporation, and any other party hereafter becoming a Lender pursuant to Section 12.4(b) of the Loan Agreement (as hereinafter defined), each individually sometimes referred to as a "LENDER" and, collectively, the "LENDERS"), GREY WOLF DRILLING COMPANY L.P., a Texas limited partnership (the "BORROWER"), GREY WOLF, INC., a Texas corporation (the "PARENT"), GREY WOLF HOLDINGS COMPANY, a Nevada corporation ("HOLDINGS"), GREY WOLF LLC, a Louisiana limited liability company ("GWLLC"), DI ENERGY, INC., a Texas corporation ("ENERGY"), GREY WOLF INTERNATIONAL, INC., a Texas corporation ("INTERNATIONAL"), DI/PERFENSA INC., a Texas corporation ("PERFENSA"), MURCO DRILLING CORPORATION, a Delaware corporation ("MURCO") (Parent, Holdings, GWLLC, Energy, International, Perfensa and Murco are referred to collectively herein as the "GUARANTORS").

                                    RECITALS

      1. WHEREAS, pursuant to the terms and subject to the conditions of that certain Loan Agreement dated as of January 14, 1999 among the parties hereto, as amended by that certain First Amendment to Loan Agreement dated as of December 20, 2001, that certain Second Amendment to Loan Agreement dated as of February 7, 2003, and that certain Third Amendment to Loan Agreement dated as of May 1, 2003 (such Loan Agreement, as the same was previously amended, is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Loan Agreement"), the Borrower was granted a $50,000,000 revolving line of credit which included a letter of credit facility;

      2. WHEREAS, the indebtedness of the Borrower to the Lenders is currently evidenced by that certain Revolving Note dated December 20, 2001 (the "Revolving Note"), executed by the Borrower and payable to CITBC as Agent for the benefit of the Lenders in the stated principal amount of $75,000,000;

      3. WHEREAS, payment of the Obligations of the Borrower are supported by the guarantees of the Guarantors contained in Section 13 of the Loan Agreement;

      4. WHEREAS, to secure, in part, the indebtedness under the Loan Agreement and the Revolving Note (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the Borrower and the Guarantors to the Agent for the benefit of the Lenders, then existing or thereafter arising, the Borrower and the Guarantors have heretofore executed in favor of the Agent certain Credit Documents (as defined in the Loan Agreement), including, without limitation, the Security Documents (as defined in the Loan Agreement), which Credit Documents, as amended in connection herewith, shall continue in full force and effect upon the

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execution of this Amendment and shall continue to secure the payment by the
Borrower and the Guarantors of the Obligations (as defined in the Loan Agreement), all as more fully set forth therein and herein;

      5. WHEREAS, the Borrower has requested that the Agent and the Lenders modify and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to modify, Section 8.4(h), the definition of Permitted Refinancing, and the related provisions under the Loan Agreement; and

      6. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto, the parties hereto desire to amend the Loan Agreement as hereinafter provided.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Lenders, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

      Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

      2.01 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PERMITTED REFINANCING". Effective as of the date of execution of this Amendment, the definition of "Permitted Refinancing" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

            ""Permitted Refinancing" shall mean a refinancing of all or any portion of the Indebtedness evidenced by (i) the 3.75% Contingent Convertible Senior Notes Due 2023 issued by the Parent in 2003, in the aggregate principal amount of $150,000,000, and (ii) the Floating Rate Contingent Convertible Senior Notes Due 2024 issued by the Parent in 2004, in the aggregate principal amount of up to $125,000,000 (in each case, either with the same payees or different financing sources), including a restructure or restatement of such existing Indebtedness or a new loan to repay such existing Indebtedness, so long as

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      (a) the terms of the refinanced Indebtedness are not materially more favorable to the payee(s) and are not less favorable to the Lenders than the existing Indebtedness which was refinanced, (b) no Default or Event of Default will exist immediately after the completion of such refinancing, and (c) such refinancing Indebtedness is unsecured and subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being refinanced."

      2.02 AMENDMENT OF SECTION 8.4. Effective as of the date of execution of this Amendment, Section 8.4(h) of the Loan Agreement is amended and restated to read in its entirety as follows:

            "(h) Unsecured Indebtedness evidenced by (i) the 3.75% Contingent Convertible Senior Notes Due 2023 issued by the Parent in 2003, in the aggregate principal amount of $150,000,000, (ii) the Floating Rate Contingent Convertible Senior Notes Due 2024 issued by the Parent in 2004, in the aggregate principal amount of up to $125,000,000, and (iii) any Permitted Refinancing."

                                   ARTICLE III
                              CONDITIONS PRECEDENT

      3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

            (a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

                  (i) This Amendment, duly executed by the Borrower and the
            Guarantors; and

                  (ii) All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

            (b) The representations and warranties contained herein and in the Loan Agreement and the other Credit Documents (as defined in the Loan Agreement), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

            (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

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            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

            (e) Agent's receipt of the fees described in the fee letter dated of even date herewith executed by Borrower and Agent.

                                   ARTICLE IV
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      4.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, Guarantors, Agent and Lenders agree that the Loan Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Loan Agreement and any other Credit Documents previously executed by Murco under the name "Murco Drilling Corp." are hereby amended in all cases to use Murco's full legal name, Murco Drilling Corporation, and Murco agrees that the Loan Agreement and all such other Credit Documents continue to be valid, binding and enforceable and ratifies the same.

      4.02 REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantor (the "Credit Parties") hereby represent and warrant to Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Credit Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Credit Parties and will not violate the organizational documents of the Credit Parties; (b) the Managers or Board of Directors of each of the Credit Parties (or the Board of Directors of the corporate general partners of any Credit Party that is a limited partnership) has authorized the execution, delivery and performance of this Amendment and any and all other Credit Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Credit Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Credit Parties are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Credit Documents, as amended hereby; and (f) since the date of the initial closing of the Loan Agreement, the Credit Parties have not amended their (i) Articles (or Certificates) of Incorporation or their Bylaws, if a corporation, (ii) limited partnership agreement or certificate of limited partnership, if a limited partnership, or (iii) Articles of Organization or operating agreement, if a limited liability company, except as otherwise disclosed to Agent.

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                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

      5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Credit Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

      5.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Credit Documents, and any and all other Credit Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Credit Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

      5.03 EXPENSES OF AGENT. As provided in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Credit Documents, including, without limitation, the reasonable costs and fees of Agent's legal counsel.

      5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, and the Credit Parties and their respective successors and assigns, except that the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

      5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by the Credit Parties shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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      5.09  APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      5.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE CREDIT PARTIES AND THE AGENT.

      5.11 FINANCING STATEMENTS. Agent is hereby authorized by each Credit Parties to file (including pursuant to the applicable terms of the UCC) from time to time any financing statements, continuations or amendments covering the Collateral whether or not the signature of any such Credit Party appears thereon.

      5.12 RELEASE BY BORROWER. THE BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND THE LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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      5.13  RELEASE BY GUARANTORS. Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the guarantee by such Guarantor for the benefit of Agent and the other Lenders set forth in Section 13 of the Loan Agreement (each a "Guarantee" and collectively the "Guarantees"), and acknowledges that such Guarantor's Guarantee is in full force and effect and ratifies the same and that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor's liability under its Guarantee. EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       BORROWER:

                                       GREY WOLF DRILLING COMPANY L.P.

                                       By: Grey Wolf Holdings Company,
                                           its general partner

                                           By: _________________________________
                                               David W. Wehlmann
                                               Senior Vice President and
                                               Chief Financial Officer

                                       GUARANTORS:

                                       GREY WOLF, INC.

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                       GREY WOLF HOLDINGS COMPANY

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

FOURTH AMENDMENT TO LOAN AGREEMENT      Page 1

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                                       GREY WOLF LLC

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                       DI ENERGY, INC.

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                       GREY WOLF INTERNATIONAL, INC.

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                       DI/PERFENSA INC.

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                       MURCO DRILLING CORPORATION

                                       By: _____________________________________
                                           David W. Wehlmann
                                           Senior Vice President and
                                           Chief Financial Officer

FOURTH AMENDMENT TO LOAN AGREEMENT      Page 2

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                                       LENDERS:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                       as Agent and Lender

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       Revolving Loan Commitment: $40,000,000

FOURTH AMENDMENT TO LOAN AGREEMENT      Page 3

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                                       WELLS FARGO FOOTHILL, INC., formerly
                                       known as Foothill Capital Corporation,
                                       as Lender

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       Revolving Loan Commitment:  $35,000,000

FOURTH AMENDMENT TO LOAN AGREEMENT      Page 4